UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 2, 2023

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 2, 2023, Faraday Future Intelligent Electric Inc. (the “Company”) received notice from The Nasdaq Stock Market LLC (“Nasdaq”) that the Company has obtained an additional 180-calendar day period, or until October 30, 2023, to regain compliance with Nasdaq’s $1.00 minimum bid price requirement (the “Minimum Bid Price Requirement”) by maintaining a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. Nasdaq granted such additional compliance period in connection with the listing of the Company’s common stock on The Nasdaq Capital Market, which was effective with the opening of business on April 25, 2023. The Nasdaq Capital Market is a trading market that operates in substantially the same manner as The Nasdaq Global Market.

As previously reported, on October 31, 2022, the Company received a written notice from Nasdaq stating that the Company was not in compliance with the Minimum Bid Price Requirement. Pursuant to Nasdaq Listing Rule 5810(c)(3)(A), the Company originally had 180 calendar days, or until May 1, 2023, to regain compliance with the Minimum Bid Price Requirement.

In connection with obtaining such additional compliance period, the Company notified Nasdaq of the Company’s intention to cure the non-compliance with the Minimum Bid Price Requirement during the additional compliance period, such as by effecting a reverse stock split, if necessary. If the Company does not regain compliance within the allotted compliance period, Nasdaq will provide notice that the Company’s Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. The Company is monitoring the closing bid price of its common stock and will consider options to regain compliance with the Minimum Bid Price Requirement (including by effecting a reverse stock split of up to 10:1 as approved by the Company’s stockholders on November 3, 2022). There can be no assurance that the Company will be able to regain compliance with the Minimum Bid Price Requirement; however, it intends to take all reasonable actions to maintain its listing with Nasdaq.

Item 7.01 Regulation FD Disclosure.

On May 2, 2023, the Company issued a press release relating to the Company’s Generative AI Product Stack. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

On May 2, 2023, the Company also issued a press release relating to the Company’s obtaining an additional 180-calendar day period to regain compliance with the Minimum Bid Price Requirement. A copy of the press release is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

The information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
99.1	Press Release dated May 2, 2023.
99.2	Press Release dated May 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: May 2, 2023	By:	/s/ Yun Han
	Name:	Yun Han
	Title:	Interim Chief Financial Officer

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